UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 7, 2014
Date of Report (Date of earliest event reported)

BOVIE MEDICAL CORPORATION
(Exact name of registrant as specified in its Charter)

Delaware	012183	11-2644611
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5115 Ulmerton Rd., Clearwater, Florida 33760
(Address of principal executive offices) (Zip Code)

(800) 537-2790
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On July 7, 2014, the United States District Court for the Middle District of Florida, Tampa Division (the “Court”) issued an Amended Order Preliminarily Approving Derivative Settlement and Providing for Notice (“Preliminary Order”) preliminarily approving the previously disclosed Stipulation and Agreement of Settlement (the “Stipulation of Settlement”) setting forth the terms of the settlement of the claims asserted against Bovie Medical Corp. (the “Company”) and the individual defendants in the previously disclosed stockholder derivative action entitled Arbit, et al v. Makrides, et al pending before the Court (the “Stockholder Derivative Action”). The Company had filed a Current Report on Form 8-K on July 2, 2014 disclosing the execution of the Stipulation of Settlement. The Settlement Agreement remains subject to court approval, and requires the Company to make and/or codify certain corporate governance changes as more specifically described therein.  In addition, counsel for the plaintiffs will be entitled to request that the court award of attorney’s fees and expenses of up to $850,000, subject to court approval, which amount would be fully funded by insurance proceeds.

The Preliminary Order, which is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference, set October 2, 2014 as the hearing date for final approval of the terms of the Stipulation of Settlement and approved the form of notice to stockholders (the “Notice”) and the form of summary notice to stockholders (the “Summary Notice”).

The Notice and the Stipulation of Settlement, each of which is attached hereto as Exhibit 99.2 and 99.4, respectively, and are incorporated herein by reference, will be posted on the Company’s website (www.boviemedical.com). The Summary Notice, which is attached hereto as Exhibit 99.3 and is incorporated herein by reference, will be published in the national edition of Investor’s Business Daily as an additional form of notice to the Company stockholders.

The foregoing summary of the Preliminary Order, Stipulation of Settlement, Notice and Summary of Notice are qualified in their entirety by reference to the full texts of the Preliminary Order, Stipulation of Settlement, Notice and Summary of Notice, copies of which are filed as Exhibits 99.1, 99.2, 99.3 and 99.4 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Amended Order Preliminarily Approving Derivative Settlement and Providing for Notice dated July 7, 2014.
99.2	Notice of Proposed Settlement of Derivative Action
99.3	Summary Notice of Proposed Settlement of Derivative Action
99.4	Stipulation of Settlement, dated June 26, 2014 (Incorporated by reference to the Registrant’s report on Form 8-K filed July 2, 2014)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2014	BOVIE MEDICAL CORPORATION

By: /s/ Robert Gershon
Robert Gershon
Chief Executive Officer